John Hancock Funds

                                California
                                 Tax-Free
                                Income Fund

                            SEMI-ANNUAL REPORT

                             February 28, 1997


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY DIANNE SALES-SINGER, CFA, PORTFOLIO MANAGER

John Hancock
California Tax-Free
Income Fund

Choppy bond market during the last six months

At the start of the Fund's six month period last September, bonds were recovering from several months in which inflationary fears had held down returns. But bonds rallied as the period progressed, only to run into resistance again at year end. In January, attention focused on reports of strong economic growth and tight labor markets and bonds fell back as the market again grew wary of potential new inflationary pressures. Even though inflation has remained at bay and many predict a more modest growth scenario later in the year, investor caution prevailed and bonds remained in a holding pattern through the end of the period.

While municipals felt the effects of the bond market's shifts over the last six months, they managed to outperform U.S. Treasuries primarily because the supply and demand story for tax-exempt securities continues to be so favorable. The supply of municipal bonds has shrunk consistently over the last several years due in part to the reluctance of municipalities to ask taxpayers to fund new projects. What's more, many existing bonds have been called away from the market. Even though there was an increase in the amount of municipal bonds issued in 1996, the growing demand easily absorbed the new supply. Demand has been fueled by more investors -- both individuals and insurance companies -- seeking to shelter their incomes, which have been on the rise, especially in California with its rebounding economy. Waning flat-tax fears have also sparked greater interest in tax-exempt securities.

Municipal
bonds outperformed
U.S. Treasuries
in the last
six months.

A 2 1/4" x 3 1/4" photo of Fund management team at bottom right. Caption reads: "Dianne Sales-Singer (seated) and Fund management team members (l-r) Michael Roye, Holly Morris and Frank Lucibella.


Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into 10 sections. Going from left to right:
Water & Sewer 10%, General Obligation 2%, Health 2%, Education 9%, Electric 6%, Certificates of Participation 13%, Pollution Control 1%, Other 23%, Housing 5%, Transportation 9%. A footnote below states "As a percentage of net assets on February 28, 1997."

Some of
the strongest
performance
came from
the Fund's
uninsured bonds.

The John Hancock California Tax-Free Income Fund produced solid results during the period. For the six months ended February 28, 1997, the Fund's Class A and Class B shares posted total returns of 4.85% and 4.46% respectively, at net asset value. That was in line with the 4.76% return of the average California municipal bond fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer term performance information.

Duration moves, uninsured bonds help performance

With a backdrop of limited issuance, and with almost 50% of issuance now coming as insured, opportunities to capitalize on undervalued credit situations have been dampened. However, with the volatility of the bond market, we have focused on adding value by carefully managing the Fund's duration. Duration is a measure of how sensitive a bond's price is to changes in interest rates. The shorter the duration, the less a bond's price moves as rates change. As the period began, we were extending the Fund's duration to slightly longer than average, which helped us reap the full benefit of the rally in October and November. With the new year, we moved back to a relatively neutral duration.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Uninsured bonds followed by an up arrow and the phrase "Shrinking supply." The second listing is Sacramento Municipal Utilities followed by an up arrow and the phrase "Strong competitive position." The third listing is Short-call bonds followed by a down arrow and the phrase "Heightened exposure to call risk." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

During the period, some of the strongest performance came from the Fund's uninsured, lower quality investment-grade bonds, those rated BBB. Demand for these higher-yielding bonds has spiked as their supply has diminished due to bond calls and the growing number of bonds coming to market with bond insurance. Municipal bond insurance guarantees that investors will receive timely payments of principal and interest regardless of the quality of the underlying bonds. Insured bonds, therefore, receive a higher credit rating and their yield is typically lower than that of uninsured bonds.

As uninsured bonds have become rare, investors searching for higher yields have gravitated to them, causing their price to rise and their yields to fall. That was particularly true in the last six months, when credit spreads -- the difference in yield between higher and lower-quality bonds -- narrowed significantly and caused the lower-quality bonds to outperform their higher-rated counterparts.

Our best example was one of our largest holdings, Foothills/Eastern Transportation Corridor Agency bonds. When we bought them two years ago, their yield was nearly 100 basis points (1.00%) higher than that of insured AAA bonds. By January, their strong performance had narrowed the spread to approximately 50 basis points (0.50%) and they ended the period trading at only a 25 basis point (0.25%) spread to that of insured California bonds. Even though they have gained so much ground, we're hanging onto them. We believe that the trend toward more insured bonds is continuing, as insurance companies become more competitive and insurance remains quite cheap. That should benefit uninsureds like Foothills. What's more, we could not replace their 6.70% yield today. So they continue to give the Fund both strong current yield and price appreciation.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended February 28, 1997." The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 4.85% total return for John Hancock California Tax-Free Income
Fund: Class A. The second represents the 4.46% total return for John Hancock California Tax-Free Income Fund: Class B. The third represents the 4.76% total return for the average California municipal bond fund. The footnote below states: "Total returns for John Hancock California Tax-Free Income Fund are at net asset value with all distributions reinvested. The average California municipal bond fund is tracked by Lipper Analytical Services. (1) See the following two page for historical performance information."


As utility deregulation heated up in 1996, our bonds for several Sacramento Municipal Utilities co-generation projects continued to perform well. Of all the municipal utilities in California, only Sacramento Municipal Utilities maintains a positive rating outlook from the rating agencies. Their competitive positioning bodes well for bondholders.

Portfolio moves

While there weren't many dramatic changes to the Fund's makeup during the period, we selectively added positions we thought represented good value. For example, recently we bought bonds issued by the Los Angeles Community Redevelopment Financing Authority for the Grand Central project. Initial construction delays and market concerns about the slow pace of downtown development had caused the credit to be downgraded to BB. But we believe that an attractive 6.90% yield, the recent pickup in development in southern California, along with an extra layer of security provided by a pledge of sales tax revenue, combine to make these bonds a real value.

"We remain
encouraged
by the
rebounding
California
economy."

Outlook

We remain encouraged by the rebounding California economy. It continues to grow at a moderate and sustainable pace, employment is rising and so are commercial rents. With a strengthened economy, we expect the state to begin addressing the backlog of projects left undone in the lean years. But the combination of resistance to higher taxes and restrictive legislation should keep new issuance at a level that's both manageable and healthy. As a result, the favorable supply and demand fundamentals remain for California municipal bonds.

Going forward, we will keep our focus on increasing the Fund's competitive yield, strengthening our call protection -- the length of time during which a security cannot be redeemed prior to its maturity -- as a way to stabilize yield. We'll also keep searching for bonds that are good values as a way to enhance overall return.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns for the John Hancock California Tax-Free Income Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                     ONE      FIVE     LIFE OF
                                    YEAR     YEARS      FUND
                                   ------   -------   -------
John Hancock California Tax-Free
Income Fund: Class A               (0.14%)   36.78%   63.04%(1)
John Hancock California Tax-Free
Income Fund: Class B               (1.16%)   36.04%(2)  N/A


AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                     ONE      FIVE     LIFE OF
                                    YEAR     YEARS      FUND
                                   ------   -------   -------
John Hancock California Tax-Free
Income Fund: Class A(3)            (0.14%)    6.46%    7.23%(1)
John Hancock California Tax-Free
Income Fund: Class B(3)            (1.16%)    6.35%(2)  N/A

YIELDS

As of February 28, 1997

                                                     SEC 30-DAY
                                                        YIELD
                                                       --------
John Hancock California Tax-Free
Income Fund: Class A                                     4.87%
John Hancock California Tax-Free
Income Fund: Class B                                     4.34%

Notes to Performance

(1) Class A shares started on December 29, 1989.
(2) Class B shares started on December 31, 1991.
(3) The Advisor voluntarily reduced a portion of the management fee and a portion of the custodian fees during the period. Without the limitation of expenses, the average annualized total return for the one-year, five-year periods and since inception for Class A shares would have been (0.22%), 6.30% and 6.95%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been (1.24%) and 6.19%, respectively.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock California Tax-Free Income Fund would be worth on February 28, 1997. They assume that you invested on the day each class of shares started. They also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index--an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

California Tax-Free Income Fund:
Class A shares

Line chart with the heading California Tax-Free Income Fund: class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $17,288 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 29, 1989, before sales charge, and is equal to $17,227 as of February 28, 1997. The third line represents the California Tax-Free Income Fund after sales charge and is equal to $16,454 as of February 28, 1997.

California Tax-Free Income Fund
Class B shares

Line chart with the heading California Tax-Free Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $14,369 as of February 28, 1997. The second line represents the value of the hypothetical $10,000 investment made in the California Tax-Free Income Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $13,967 as of February 28, 1997. The third line represents the California Tax-Free Income Fund after contingent deferred sales charge and is equal to $13,867 as of February 28, 1997.


Financial Statements

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 28, 1997 (Unaudited)
-----------------------------------------------------------------
Assets:
Investments at value - Note C:
Tax-exempt long-term bonds (cost - $355,137,906)     $374,816,183
Receivable for shares sold                                893,768
Receivable for investments sold                         4,011,550
Interest receivable                                     5,902,449
Other assets                                               63,066
Receivable for variation margin - Note A                    4,688
                                                    -------------
Total Assets                                          385,691,704
-----------------------------------------------------------------
Liabilities:
Due to Custodian                                        4,824,754
Dividend payable                                           59,451
Payable for shares repurchased                            229,032
Payable for investments purchased                         978,848
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                   217,113
Accounts payable and accrued expenses                      60,442
                                                    -------------
Total Liabilities                                       6,369,640
-----------------------------------------------------------------
Net Assets:
Capital paid-in                                       369,922,317
Accumulated net realized loss on investments
and financial futures contracts                       (10,322,865)
Net unrealized appreciation of investments
and financial futures contracts                        19,665,720
Undistributed net investment income                        56,892
                                                    -------------
Net Assets                                           $379,322,064
=================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $294,287,504 / 27,833,098                        $10.57
=================================================================
Class B - $85,034,560 / 8,042,378                          $10.57
=================================================================
Maximum Offering Price Per Share*
Class A - ($10.57 x 104.71%)                               $11.07
=================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1997 (Unaudited)

Investment Income:
Interest                                              $11,777,788
                                                    -------------
Expenses:
Investment management fee - Note B                      1,040,805
Distribution and service fee - Note B
Class A                                                   220,369
Class B                                                   380,920
Transfer agent fee - Note B                               115,239
Custodian fee                                              51,152
Financial services fee - Note B                            35,482
Trustees' fees                                             17,710
Printing                                                   15,060
Registration and filing fees                                9,994
Legal fees                                                  8,262
Auditing fee                                                6,573
Miscellaneous                                               5,920
Less Management Fee Reduction - Note B                   (141,839)
                                                    -------------
Total Expenses                                          1,765,647
-----------------------------------------------------------------
Less Expense
Reductions - Note B                                       (28,935)
-----------------------------------------------------------------
Net Expenses                                            1,736,712
-----------------------------------------------------------------
Net Investment Income                                  10,041,076
-----------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
Net realized loss on investments sold                    (249,913)
Net realized loss on financial futures contracts)      (1,782,383)
Change in net unrealized appreciation/depreciation
of investments                                         10,363,965
Change in net unrealized appreciation/depreciation
of financial futures contracts                           (513,906)
                                                    -------------
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                             7,817,763
-----------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                             $17,858,839
=================================================================

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PERIOD FROM    SIX MONTHS
                                                                                                       JANUARY 1,      ENDED
                                                                                        YEAR ENDED      1996 TO     FEBRUARY 28,
                                                                                        DECEMBER 31,   AUGUST 31,       1997
                                                                                           1995          1996(1)    (UNAUDITED)
                                                                                       ------------  ------------  ------------
From Operations:
Net investment income                                                                   $19,253,594   $13,676,394   $10,041,076
Net realized loss on investments
sold and financial futures contracts                                                     (2,245,541)   (1,771,705)   (2,032,296)
Change in net unrealized appreciation/
depreciation of investments                                                              51,125,949   (10,264,530)    9,850,059
                                                                                       ------------  ------------  ------------
Net Increase in Net Assets Resulting
from Operations                                                                          68,134,002     1,640,159    17,858,839
                                                                                       ------------  ------------  ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.5743, $0.3875 and
$0.2883 per share, respectively)                                                        (15,185,497)  (11,033,084)   (8,082,388)
Class B - ($0.4988, $0.3353 and
$0.2489 per share, respectively)                                                         (4,060,951)   (2,654,650)   (2,008,926)
                                                                                       ------------  ------------  ------------
Total Distributions to Shareholders                                                     (19,246,448)  (13,687,734)  (10,091,314)
                                                                                       ------------  ------------  ------------
From Fund Share Transactions - Net*                                                      26,141,459    (7,604,371)   (2,770,681)
                                                                                       ------------  ------------  ------------
Net Assets:
Beginning of period                                                                     318,948,153   393,977,166   374,325,220
                                                                                       ------------  ------------  ------------
End of period (including undistributed
net investment income of $147,647, $107,130
and $56,892, respectively)                                                             $393,977,166  $374,325,220  $379,322,064
                                                                                       ============  ============  ============

* Analysis of Fund Share Transactions:

                                                                                  PERIOD FROM            SIX MONTHS ENDED
                                                       YEAR ENDED              JANUARY 1, 1996 TO        FEBRUARY 28, 1997
                                                    DECEMBER 31, 1995          AUGUST 31, 1996 (1)          (UNAUDITED)
                                             --------------------------  -------------------------- ---------------------------
                                                SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                             ------------  ------------  ------------  ------------  ------------  ------------
CLASS A
Shares sold                                     2,339,818   $18,225,155     1,252,548   $13,030,082     6,409,622   $67,493,281
Shares issued in reorganization -
Note D                                          4,164,385    48,873,637         --            --            --            --
Shares issued to shareholders in
reinvestment of distributions                     694,275     6,453,478       481,285     4,994,844       343,045     3,614,686
                                             ------------  ------------  ------------  ------------  ------------  ------------
                                                7,198,478    73,552,270     1,733,833    18,024,926     6,752,667    71,107,967
Less shares repurchased                        (4,285,570)  (43,261,363)   (2,582,406)  (26,795,066)   (7,018,190)  (73,920,415)
                                             ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)                         2,912,908   $30,290,907      (848,573)  ($8,770,140)     (265,523)  ($2,812,448)
                                             ============  ============  ============  ============  ============  ============

CLASS B**
Shares sold                                       861,939    $8,918,797       874,963    $9,083,702       532,403    $5,601,216
Shares issued to shareholders in
reinvestment of distributions                     208,712     1,924,315       120,687     1,252,034        91,492       963,828
                                             ------------  ------------  ------------  ------------  ------------  ------------
                                                1,070,651   $10,843,112       995,650    10,335,736       623,895    $6,565,044
Less shares repurchased                        (1,484,859)  (14,992,560)     (882,160)   (9,169,967)     (619,804)   (6,523,277)
                                             ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)                          (414,208)  ($4,149,448)      113,490    $1,165,769         4,091       $41,767
                                             ============  ============  ============  ============  ============  ============

(1) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for each share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios, and supplemental data are as follows:

                                                                                                                  SIX MONTHS
                                                                                                    PERIOD FROM      ENDED
                                                         YEAR ENDED DECEMBER 31,                  JANUARY 1, 1996  FEBRUARY 28,
                                     ------------------------------------------------------------   TO AUGUST 31,     1997
                                        1991        1992         1993         1994(1)      1995        1996(9)    (UNAUDITED)
                                     --------     --------     --------     --------     --------     --------     --------
CLASS A
Per Share Operating
Performance
Net Asset Value,
Beginning of Period                     $9.91       $10.32       $10.41       $10.85        $9.28       $10.69       $10.36
                                     --------     --------     --------     --------     --------     --------     --------
Net Investment Income                    0.69         0.66(2)      0.62         0.58         0.57(2)      0.39(2)      0.29(2)
Net Realized and
Unrealized Gain (Loss)
on Investments and
Financial Futures
Contracts                                0.47         0.25         0.76        (1.57)        1.41        (0.33)        0.21
                                     --------     --------     --------     --------     --------     --------     --------
Total from Investment
Operations                               1.16         0.91         1.38        (0.99)        1.98         0.06         0.50
                                     --------     --------     --------     --------     --------     --------     --------
Less Distributions:
Dividends from Net
Investment Income                       (0.70)       (0.67)       (0.62)       (0.58)       (0.57)       (0.39)       (0.29)
Distributions from
Net Realized Gains on
Investments Sold and
Financial Futures
Contracts                               (0.05)       (0.15)       (0.32)          --           --           --           --
                                     --------     --------     --------     --------     --------     --------     --------
Total Distributions                     (0.75)       (0.82)       (0.94)       (0.58)       (0.57)       (0.39)       (0.29)
                                     --------     --------     --------     --------     --------     --------     --------
Net Asset Value,
End of Period                          $10.32       $10.41       $10.85        $9.28       $10.69       $10.36       $10.57
                                     ========     ========     ========     ========     ========     ========     ========

Total Investment Return
at Net Asset Value (3)                  12.26%        9.15%       13.60%       (9.31%)      21.88%        0.61%(7)     4.85%(7)
Total Adjusted Investment
Return at Net Asset
Value (3,4)                             11.86%        8.90%       13.42%       (9.45%)      21.73%        0.55%(7)     4.81%(7)

Ratios and Supplemental
Data
Net Assets, End of Period
(000's omitted)                      $163,693     $217,014     $279,692     $241,583     $309,305     $291,072     $294,288
Ratio of Expenses to Average
Net Assets                               0.40%        0.58%        0.69%        0.75%        0.75%        0.76%(8,10)  0.75%(8,10)
Ratio of Adjusted Expenses
to Average Net Assets (5)                0.80%        0.83%        0.87%        0.89%        0.90%        0.84%(8)     0.84%(8)
Ratio of Net Investment
Income to Average Net
Assets                                   6.75%        6.36%        5.69%        5.85%        5.76%        5.57%(8)     5.47%(8)
Ratio of Adjusted Net
Investment Income to
Average Net Assets (5)                   6.35%        6.11%        5.51%        5.71%        5.61%        5.48%(8)     5.38%(8)
Portfolio Turnover Rate                 45.00%       34.00%       51.00%       62.00%          37%(6)    30.00%        8.00%
Fee Reduction per Share                 $0.04        $0.03(2)     $0.02        $0.01        $0.01(2)     $0.01(2)     $0.00(11)


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


Financial Highlights (continued)


                                                                                                     SIX MONTHS
                                                                                       PERIOD FROM      ENDED
                                                   YEAR ENDED DECEMBER 31,           JANUARY 1, 1996  FEBRUARY 28,
                                     -----------------------------------------------   TO AUGUST 31,     1997
                                       1992         1993         1994(1)      1995        1996(9)    (UNAUDITED)
                                     --------     --------     --------     --------     --------     --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                 $10.32       $10.41       $10.85        $9.28       $10.68       $10.36
                                     --------     --------     --------     --------     --------     --------
Net Investment Income                    0.58(2)      0.54         0.51         0.50(2)      0.33         0.25(2)
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                                0.25         0.76        (1.57)        1.40         (.31)        0.21
                                     --------     --------     --------     --------     --------     --------
Total from Investment
Operations                               0.83         1.30        (1.06)        1.90         (.02)        0.46
                                     --------     --------     --------     --------     --------     --------
Less Distributions:
Dividends from Net
Investment Income                       (0.59)       (0.54)       (0.51)       (0.50)       (0.34)       (0.25)
Distributions from
Net Realized Gains
on Investments Sold
and Financial Futures
Contracts                               (0.15)       (0.32)          --           --           --           --
                                     --------     --------     --------     --------     --------     --------
Total Distributions                     (0.74)       (0.86)       (0.51)       (0.50)       (0.34)       (0.25)

Net Asset Value,
End of Period                          $10.41       $10.85        $9.28       $10.68       $10.36       $10.57
                                     ========     ========     ========     ========     ========     ========

Total Investment Return
at Net Asset Value (3)                   8.35%       12.76%       (9.99%)      20.87%        0.20%(7)     4.46%(7)
Total Adjusted Investment
Return at Net Asset
Value (3,4)                              8.10%       12.58%      (10.13%)      20.72%        0.14%(7)     4.42%(7)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                       $26,595      $65,437      $77,365      $84,673      $83,253      $85,035
Ratio of Expenses to Average
Net Assets                               1.35%        1.44%        1.50%        1.50%        1.52%(8,10)  1.50%(8,10)
Ratio of Adjusted Expenses to
Average Net Assets (5)                   1.60%        1.62%        1.64%        1.65%        1.59%(8)     1.59%(8)
Ratio of Net Investment Income
to Average Net Assets                    5.43%        4.82%        5.10%        4.97%        4.81%(8)     4.72%(8)
Ratio of Adjusted Net Investment
Income to Average Net Assets (5)         5.18%        4.64%        4.96%        4.82%        4.72%(8)     4.63%(8)
Portfolio Turnover Rate                    34%          51%          62%          37%(6)       30%           8%
Fee Reduction per Share                 $0.03(2)     $0.02        $0.01        $0.01(2)     $0.01(2)     $0.00(11)

(1)  On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2)  Based on the average of the shares outstanding at the end of each month.
(3)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)  Unreimbursed, without fee reduction.
(6)  Portfolio turnover excludes merger activity.
(7)  Not annualized.
(8)  Annualized.
(9)  Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(10) The Ratio of Expenses to Average Net Assets for the Fund excludes the effect of expense offsets.
     If expenses offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75%
     for Class A and 1.50% for Class B for the period ended August 31, 1996.
(11) Less than a cent per share.

See notes to financial statements.




Schedule of Investments
February 28, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the California Tax-Free Income
Fund on February 28, 1997. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                            PAR VALUE                       YIELD
                                                INTEREST   MATURITY S&P       (000'S          MARKET         AT
STATE, ISSUER, DESCRIPTION                        RATE      DATE   RATING    OMITTED)         VALUE        MARKET+
--------------------------                      --------  -------- ------   ---------         ------       -------
TAX-EXEMPT LONG-TERM BONDS
California (93.28%)
ABAG Finance Auth for Nonprofit Corps,
Cert of Part Nat'l Center for Int'l
Schools Proj                                      7.375%  05-01-18  BB+*      $3,000         $2,906,970      7.61%
Cert of Part Peninsula Family YMCA Ser A          6.800   10-01-11  Baa1*      1,000          1,039,100      6.54
Alameda, County of,
Cert of Part 1992 Cap Proj                        6.750   06-01-16  A            500            544,045      6.20
Anaheim Public Financing Auth,
Sub Lease Rev 1997 Ser C Anaheim
Pub Imp Proj                                      6.000   09-01-16  AAA        2,600          2,754,336      5.66
Sub Lease Rev 1997 Ser C Cap
Apprec Anaheim
Pub Imp Proj                                       Zero   09-01-18  AAA        3,000            862,560      5.88
Anaheim, City of,
Ref Cert of Part Reg Rites
Convention Center                                8.620#   07-16-23  AAA        2,000          2,137,500      7.97
Arcadia, County of,
Hosp Rev Methodist Hosp of
Southern California                               6.625   11-15-22  A          1,205          1,287,639      6.20
Avalon Community Improvement
Agency,
Tax Alloc Community Imp
Proj Ser B                                        6.400   08-01-22  A-         1,925          1,984,425      6.21
Bakersfield Central District
Development Agency,
Tax Alloc Ref Downtown
Bakersfield Redevel Proj                          6.625   04-01-15  BBB+       4,000          4,200,360      6.31
Bakersfield Memorial
Hospital,
Hosp Rev Ser A                                    6.500   01-01-22  A-         2,000          2,085,960      6.23
Beaumont Unified School
District,
Cert of Part Cap Imp Proj                         7.700   01-01-21  BBB+*      1,000          1,057,130      7.28
Brentwood Redevelopment
Agency,
Tax Alloc Brentwood Redevel
Proj Ser A                                        7.700   11-01-08  BBB*         135            141,885      7.33
Burbank Redevelopment Agency,
Tax Alloc Golden State Redevel
Proj Ser A                                        6.000   12-01-23  A-         2,750          2,764,575      5.97
California Educational
Facilities Auth,
Rev 1993 Ser B Pooled College
& Univ Proj                                       6.125   06-01-09  Baa3*      1,000          1,019,010      6.01
Rev Ref Ser A Univ of Southern
California**                                      5.700   10-01-15  AA         1,000            989,540      5.76
California Health Facilities
Financing Auth,
Hosp Rev 1991 Ser A San Diego
Hosp Assoc                                        6.950   10-01-21  A            250            269,472      6.45
Ins Hosp Rev Ser 1990 Children's
Hosp San Diego                                    6.500   07-01-20  AAA          500            544,010      5.97
Ins Rev Ref Ser A Catholic
Healthcare West Obligated Group                   5.750   07-01-15  AAA        2,000          2,018,440      5.70
Ins Rev Ser A San Diego Christian
Foundation                                        6.250   07-01-12  A+         1,135          1,185,054      5.99
Ins Rev Ser B Hlth Facil Small
Facil                                             7.500   04-01-22  A+         2,000          2,298,260      6.53
Rev 1990 Ser A Kaiser Permanente                  7.000   12-01-10  AA           600            657,930      6.38
Rev Ser 1994A Scripps Research
Institute                                         6.300   07-01-09  A2*          500            529,620      5.95
Sec Rev 1991 Ser Hosp of the Good
Samaritan                                         7.000   09-01-21  BBB+       2,250          2,349,833      6.70
California Housing Finance Agency,
Home Mtg Rev 1988 Ser B                           8.600   08-01-19  AA-           40             41,747      8.24
Home Mtg Rev 1988 Ser D                           8.000   08-01-19  AA-           75             79,026      7.59
Home Mtg Rev 1989 Ser A                           7.625   08-01-09  AA-           30             30,805      7.43
Home Mtg Rev 1989 Ser B                           8.000   08-01-29  AA-           75             78,322      7.66
Home Mtg Rev 1989 Ser D                           7.500   08-01-29  AA-          115            119,898      7.19
Home Mtg Rev 1990 Ser D                            Zero   08-01-20  AA-        8,500          1,401,140      7.17
Home Mtg Rev 1991 Ser A                           7.375   08-01-17  AA-          395            418,131      6.97
Home Mtg Rev 1991 Ser C                           7.450   08-01-11  AA-           30             31,540      7.09
Home Mtg Rev 1994 Ser C                           6.650   08-01-14  AA-        1,000          1,044,020      6.37
Home Mtg Rev 1994 Ser G                           7.250   08-01-17  AA-        3,500          3,756,550      6.75
Hsg Rev 1991 Ser E                                7.000   08-01-26  AAA          525            551,029      6.67
California Pollution Control
Financing Auth,
Poll Control Rev 1991 Ser Southern
Calif Edison Co                                   6.900   12-01-17  A+           500            533,025      6.47
Poll Control Rev 1992 Ser A Pacific
Gas & Elec Co                                     6.625   06-01-09  A            500            529,680      6.25
Solid Waste Disposal Rev Keller
Canyon Landfill Co Proj                           6.875   11-01-27  A          2,000          2,154,980      6.38
California Rural Home Mortgage
Finance Auth,
Single Family Mtg Rev Ser A Mtg
Backed Sec's Prog                                 7.550   11-01-26  AAA        1,000          1,122,130      6.73
Single Family Mtg Rev Ser A Step
Coupon Mtg Backed
Sec's Prog                                        6.450   05-01-27  AAA        1,000          1,122,000      5.75
California State Public Works Board,
Lease Rev 1992 Ser A The Trustees
of the Calif State
Univ Various Univ Projs                           6.700   10-01-17  A          1,500          1,698,570      5.92
Lease Rev 1994 Ser A Dept of
Corrections Calif State Prison
Monterey County (Soledad II)                      6.875   11-01-14  A            500            584,305      5.88
Lease Rev 1996 Ser A Dept of
Corrections                                       5.500   01-01-15  AAA        5,145          5,098,438      5.55
Lease Rev Ref 1993 Ser A Dept
of Correction Various State
Prison                                            5.000   12-01-19  AAA        7,970          7,358,382      5.42
Lease Rev Ref Ser A Various
Univ Proj                                         5.500   06-01-21  A+         1,250          1,184,262      5.81
Lease Rev Ser A Dept of Corrections               5.250   01-01-21  AAA        4,500          4,259,835      5.55
Lease Rev Ser A Various Community
College Proj                                      5.625   12-01-18  A          3,700          3,571,425      5.83
California Statewide Communities
Development Auth,
Ins Cert of Part United Western
Medical Centers                                   6.750   12-01-21  A+         7,500          8,401,500      6.03
Ins Rev Cert of Part Hlth Facil Aids
Proj Los Angeles                                  6.200   08-01-12  A+         1,250          1,278,238      6.06
Ins Rev Cert of Part Hlth Facil Aids
Proj Los Angeles                                  6.250   08-01-22  A+         2,590          2,646,851      6.12
Ins Rev Cert of Part Hlth Facil
Eskaton Properties                                6.700   05-01-11  A+         1,250          1,328,538      6.30
Ins Rev Cert of Part Statewide Univ
Northridge Proj                                   6.000   04-01-26  AAA        1,620          1,668,859      5.82
Ins Rev Ref Cert of Part Triad
Healthcare Hosp                                   6.500   08-01-22  A+        13,000         13,734,370      6.15
Campbell, City of,
1991 Cert of Part Civic Center Proj               6.750   10-01-17  Aaa*         155            173,628      6.03
1991 Cert of Part Civic Center Proj               6.750   10-01-17  A-         1,565          1,670,356      6.32
Capistrano Unified School District,
Spec Tax of Community Facil Dist 87-1             7.500   09-01-07  Aaa*       3,500          3,854,760      6.81
Spec Tax of Community Facil Dist 87-1             8.375   10-01-20  Aaa*       3,000          3,462,090      7.26
Spec Tax of Community Facil Dist 92-1             7.000   09-01-18  BBB-*      1,500          1,524,930      6.89
Spec Tax of Community Facil Dist 92-1             7.100   09-01-21  BBB-*      2,250          2,270,385      7.04
Carson Redevelopment Agency,
Tax Alloc Ser 1992 Area No 1
Redevel Proj                                      6.375   10-01-12  BBB+         500            511,265      6.23
Castaic Lake Water Agency,
Cert of Part Ser 1990 Wtr Sys
Imp Proj                                          7.350   08-01-20  AAA*         200            223,910      6.57
Central Coast Water Auth,
Rev State Wtr Proj Regional
Facil Ser 1992                                    6.600   10-01-22  AAA        3,700          4,172,416      5.85
Central Valley Financing Auth,
Cogeneration Proj Rev Carson
Ice-Gen Proj Ser 1993                             6.100   07-01-13  BBB-       3,300          3,338,346      6.03
Cogeneration Proj Rev Carson
Ice-Gen Proj Ser 1993                             6.200   07-01-20  BBB-       1,000          1,010,270      6.14
Clearlake Redevelopment Agency,
Tax Alloc Highlands Park
Community Devel Proj                              6.400   10-01-23  BBB          500            504,230      6.35
Costa Mesa Public Financing Auth,
1991 Local Agency Rev Ser A                       7.100   08-01-21  BBB*         220            226,222      6.90
Covina Hospital,
Rev Cert of Part Intercommunity
Hlth Serv Inc                                     7.000   03-01-17  BBB+         925            940,401      6.89
Cucamonga School District,
Cert of Part                                      7.600   12-01-15  Baa*       1,000          1,113,090      6.83
Davis Redevelopment Agency,
Tax Alloc Ref Davis Redevel Proj                  7.000   09-01-24  AAA        5,115          5,791,254      6.18
Del Mar Race Track Auth,
Rev Ref Ser 1996                                  6.000   08-15-06  BBB*       2,240          2,265,715      5.93
Rev Ref Ser 1996                                  6.200   08-15-11  BBB*       1,865          1,907,970      6.06
Delano, City of,
Cert of Part                                      7.000   04-01-10  BBB+       2,000          2,090,940      6.70
Delta, County of,
Home Mtg Finance Auth Prog Ser A                  6.750   12-01-25  AAA        5,000          5,184,750      6.51
Desert Hospital District,
Hosp Rev Cert of Part Ser 1990
Desert Hosp Corp Proj                             8.000   07-01-10  AAA          300            340,494      7.05
Duarte, City of,
Cert of Part City of Hope National
Medical Center Proj                               6.250   04-01-23  Baa1*     15,960         16,104,917      6.19
Elk Grove Unified School District,
Spec Tax of Community Facil Dist 1                7.125   12-01-24  AAA        1,000          1,171,340      6.08
Encinitas Public Finance Auth,
Cert of Part Ser A Civic Center Proj              6.750   12-01-11  A-         1,300          1,391,117      6.31
Fairfield Public Financing Auth,
1995 Rev Ser A Pennsylvania Ave
Storm Drainage Proj                               6.500   08-01-21  A-         1,085          1,113,004      6.34
Fontana Public Financing Auth,
Tax Alloc Rev 1990 Ser A North
Fontana Redevel Proj                              7.250   09-01-20  BB+          325            332,072      7.10
Tax Alloc Rev Sub Lien 1991
Ser A North Fontana
Redevel Proj                                      7.750   12-01-20  BB*          195            226,288      6.68
Fontana, County of,
Spec Tax of Community Facil
Dist 90-3 Empire Center                           8.375   04-01-11  B*         5,800          4,640,000     10.47
Spec Tax of Community Facil
Dist 90-3 Empire Center                           8.400   04-01-15  B*           940            752,000     10.50
Foothill-Eastern Transportation
Corridor Agency,
Toll Rd Rev Fixed Rate Current
Int Ser 1995A                                     6.500   01-01-32  BBB-       1,665          1,738,610      6.22
Toll Rd Rev Fixed Rate Current
Int Ser 1995A                                     6.000   01-01-34  BBB-      14,775         14,621,931      6.06
Fresno Joint Powers Financing
Auth, Rev Ser A                                   6.550   09-02-12  BBB        2,000          2,086,180      6.28
Fresno, City of,
Hlth Facil Rev Ser 1991 Saint
Agnes Medical Center                              6.625   06-01-21  AA           250            268,680      6.16
Industry Urban-Development Agency,
Tax Alloc Ref Civic Recreational
Proj 1-A                                          7.375   05-01-12  A+*          910            934,151      7.18
Tax Alloc Ref Trans Dist Proj 3                   6.900   11-01-16  A-         1,020          1,089,972      6.46
Tax Alloc Unref Bal Civic
Recreational Proj 1-B                             7.375   05-01-15  A+*          235            241,237      7.18
Inglewood, City of,
Cert of Part Civic Center Imp Proj                7.000   08-01-19  BBB        1,000          1,064,540      6.58
Irvine, City of,
Imp Board Act of 1915 Assessment
Dist 95-12 Ser B                                  6.550   09-02-21  BB*        1,000            991,560      6.61
Irwindale Community Redevelopment
Agency, Sub Lien Tax Alloc
Industrial Devel Proj                             7.050   06-01-26  BBB*       2,750          2,890,388      6.71
Lincoln Redevelopment Agency,
Tax Alloc Lincoln Redevel Proj                    7.650   08-01-17  BBB+         860            982,799      6.69
Los Alamitos Unified School District,
Spec Tax of Community Facil Dist 90-1             7.150   08-15-21  Baa1*      6,005          6,422,468      6.69
Los Angeles Community
Redevelopment Financing Auth,
Rev MultiFamily Ser A Grand Central
Square                                            5.850   12-01-26  BB         2,000          1,827,140      6.40
Los Angeles County Health Facilities
Auth, Lease Rev Ref Olive View Medical
Center Proj                                       7.500   03-01-08  A*           450            475,780      7.09
Los Angeles County Metropolitan
Transportation Auth, Prop A 2nd Tier
Sales Tax Rev Ref                                 5.750   07-01-18  AAA        2,000          2,013,080      5.71
Los Angeles Department of Airports,
Airport Rev AMT Ser A Ontario Int'l
Airport Proj                                      6.000   05-15-26  AAA        2,000          2,013,440      5.96
Los Angeles Department of Water and Power,
Elec Plant Rev Ref 2nd Iss of 1993                5.400   11-15-12  A+         1,000            985,960      5.48
Los Angeles Public Works Financing Auth,
Rev Regional Park & Open Space Dist A             6.000   10-01-15  AA         3,750          3,854,325      5.84
Los Angeles, City of,
Rev Ser B AMT Harbor Proj                         6.000   08-01-15  AA         2,000          2,051,460      5.85
Los Angeles, County of,
Cert of Part Disney Pkg Proj                      6.500   03-01-23  BBB        2,000          2,033,620      6.39
Metropolitan Water District,
Wtr Rev Iss of 1991                               6.625   07-01-12  AA           750            831,600      5.97
Wtr Rev Iss of 1992                               5.000   07-01-20  AA         7,500          6,728,475      5.57
Mountain View Capital Improvements
Financing Auth, 1992 Rev City Hall/Community
Theatre Complex & Shoreline Regional Park
Comm Tax Alloc Refin                              6.500   08-01-16  AAA          600            651,684      5.98
Newport-Mesa Unified School District,
Community Facil Dist 90-1 Spec Tax Ser 1996       6.750   09-01-21  BBB-*      3,000          3,090,120      6.55
Northern California Transmission Agency,
Rev 1990 Ser A Calif-Oregon Transm Proj           7.000   05-01-13  AAA          100            118,061      5.93
Rev 1992 Ser A Calif-Oregon Transm Proj           6.500   05-01-16  AAA        1,000          1,085,920      5.99
Oakland, Port of,
Spec Facil Rev 1992 Ser A Mitsui
O.S.K. Lines Ltd Proj                             6.800   01-01-19  A            500            527,665      6.44
Oceanside, City of,
Ref Cert of Part Ser A                            6.375   04-01-12  A*         3,000          3,139,500      6.09
Orange Cove Irrigation District,
Cert of Part Rehab Proj                           7.250   02-01-12  BBB        2,000          2,238,580      6.48
Cert of Part Rehab Proj                           7.000   02-01-15  BBB        2,500          2,786,500      6.28
Orange County Development Agency,
Tax Alloc Santa Ana Heights Proj                  6.125   09-01-23  BBB        5,000          5,001,600      6.12
Orange, County of,
1996 Ser A Recovery Cert of Part                  5.800   07-01-16  AAA        2,000          2,013,040      5.76
Cert of Part Civic Center Exp Proj                6.700   08-01-18  AAA        1,000          1,114,960      6.01
Ser A of 1990 Spec Tax of Community
Facil Dist 87-3
Mission Viego                                     7.800   08-15-15  BBB*         350            395,115      6.91
Ser A of 1992 Spec Tax of Community
Facil Dist 88-1
Aliso Viego                                       7.350   08-15-18  AAA        1,000          1,160,820      6.33
Pasadena, City of,
1993 Ref Cert of Part Old Pasadena
Parking Facil Proj                                6.250   01-01-18  A+         1,205          1,285,120      5.86
Pittsburgh Redevelopment Agency,
Spec Tax of Community Facil Dist 90-1
California Ave                                    7.400   08-15-20  BBB        3,040          3,453,318      6.51
Rancho Mirage Joint Powers Financing
Auth, Cert of Part Eisenhower Memorial
Hosp                                              7.000   03-01-22  A2*        4,500          5,073,615      6.21
Civic Center Rev Ref Ser 1991A                    7.500   04-01-17  BBB          195            221,292      6.61
Civic Center Rev Unref Ser 1991A                  7.500   04-01-17  BBB           55             59,480      6.94
Redondo Beach Public Financing Auth,
Rev South Bay Center Redevel Proj                 7.000   07-01-16  BBB-*        950            996,920      6.67
Richmond Joint Powers Financing Auth,
Rev Ser A                                         7.700   10-01-10  BBB*       1,745          1,846,175      7.28
Riverside County Asset Leasing Corp,
Leasehold Rev 1993 Ser A Riverside
County Hosp Proj                                  6.500   06-01-12  A+         1,000          1,093,570      5.94
Leasehold Rev 1997 Riverside County
Hosp Proj                                          Zero   06-01-16  AAA        1,500            489,510      5.90
Sacramento Power Auth,
Cogeneration Proj Rev Light & Pwr Imp             6.000   07-01-22  BBB-      12,000         12,018,360      5.99
Sacramento Unified School District,
Spec Tax of Community Facil Dist 1 Ser B          7.300   09-01-13  Baa*         760            878,750      6.31
Saddleback Valley Unified School District,
Spec Tax of Community Facil Dist 89-3 Ser A       7.750   09-01-16  BBB*       3,200          3,531,104      7.02
San Bernardino, County of,
Cert of Part Ser 1994 Medical
Center Fin Proj                                   5.500   08-01-17  A-         3,750          3,629,250      5.68
Cert of Part Ser 1994 Medical
Center Fin Proj                                   5.500   08-01-17  AAA        5,000          4,987,600      5.51
Cert of Part Ser A Medical Center
Fin Proj                                          5.500   08-01-15  AAA        5,875          5,807,731      5.56
Cert of Part Ser B Cap Facil Proj                 6.875   08-01-24  AAA          350            421,120      5.71
San Diego County Regional
Transportation Commission,
Sales Tax Rev 1991 Ser A                          7.000   04-01-06  AA-           90            101,877      6.18
San Diego County Water Auth,
Wtr Rev Cert of Part Reg Fixed                    5.681#  04-22-09  AAA          800            832,056      5.46
San Diego, County of,
Cert of Part Inmate Reception
Center & Cooling                                  6.750   08-01-19  AAA        3,000          3,347,880      6.05
San Francisco State Building Auth,
Lease Rev Ref 1993 Ser A Dept of
Gen Serv                                          5.000   10-01-13  A          2,145          2,011,388      5.33
San Francisco, City and County of,
Resid Facil Ser A Coventry Park Proj              8.500   12-01-26  BB*        2,000          2,007,280      8.47
San Joaquin Hills Transportation
Corridor Agency, Toll Rd Rev Jr
Lien Cap Apprec                                    Zero   01-01-03  BBB*       5,000          3,503,950      6.18
Toll Rd Rev Sr Lien Cap Apprec                     Zero   01-01-14  BBB*       5,000          1,782,200      6.69
Toll Rd Rev Sr Lien Cap Apprec                     Zero   01-01-22  BBB*       6,500          1,388,920      7.75
San Jose Financing Auth,
Reassessment Rev 1994 Ser C                       6.750   09-02-11  BBB+*        870            889,514      6.60
San Mateo County Joint Powers
Financing Auth, Lease Rev Ref Cap
Proj Prog                                         5.000   07-01-21  AAA        1,815          1,671,089      5.43
Santa Ana Financing Auth,
Lease Rev Ser A Police Admin &
Holding Facil                                     6.250   07-01-19  AAA        1,790          1,954,000      5.73
Lease Rev Ser A Police Admin &
Holding Facil                                     6.250   07-01-24  AAA       10,000         11,008,100      5.68
Santa Barbara, County of,
1990 Cert of Part                                 7.500   02-01-11  AAA          250            275,415      6.81
1991 Cert of Part                                 6.400   02-01-11  A+           250            260,847      6.13
Santa Clarita Community Facilities,
Spec Tax of Community Facil Dist
92-1 Ser A                                        7.450   11-15-10  BBB*       3,600          3,824,568      7.01
Santa Cruz Public Financing Auth,
Rev Tax Alloc Ser B                               6.200   09-01-23  A-         2,000          2,019,960      6.14
Santa Rosa, City of,
Wastewater Rev 1992 Ser A
Subregional Wastewater Proj                       6.500   09-01-22  AAA          500            558,850      5.82
Saugus Unified School District,
Cert of Part                                      7.500   08-01-09  BBB+         700            748,062      7.02
Southern California Home Financing Auth,
Single Family Mtg Rev GNMA &
FNMA Mtg Backed Ser A                             6.750   09-01-22  AAA          835            862,213      6.54
Single Family Mtg Rev GNMA &
FNMA Mtg Backed Ser B                             7.750   03-01-24  AAA           45             47,647      7.32
Southern California Public Power Auth,
Rev Ref Southern Transmission Proj                 Zero   07-01-13  AAA        4,400          1,764,620      7.30
Stanislaus Waste to Energy Financing
Agency, Solid Waste Rev Ref Ogden
Martin Sys Inc Proj                               7.625   01-01-10  BBB+         940          1,010,660      7.09
Suisun Redevelopment Agency,
Tax Alloc Suisun City Redevel Agency              7.250   10-01-20  AAA          415            459,168      6.55
Torrance Redevelopment Agency,
Tax Alloc Ref Ser 1992 Downtown
Redevel Proj                                      7.125   09-01-21  BBB          500            529,795      6.72
Turlock Irrigation District,
Cert of Part                                      7.300   01-01-11  AAA        4,165          4,376,457      6.95
University of California, The
Regents of, 1993 Ref Cert of Part
UCLA Central Chiller/
Cogeneration Facil                                5.400   11-01-11  Aa3*       1,000            970,350      5.57
Upland Housing Auth,
Rev Iss A                                         7.500   07-01-03  BBB*         190            198,286      7.19
Rev Iss A                                         7.850   07-01-20  BBB*       1,280          1,327,526      7.57
Vallejo Sanitation and
Flood Control District,
Cert of Part                                      5.000   07-01-19  AAA        5,000          4,584,150      5.45
Victor Valley Unified High School
District, Cert of Part                            7.875   11-01-12  A*         1,255          1,429,909      6.91
West Covina Redevelopment Agency,
Ref Community Facil Dist Spec
Tax Fashion Plaza Proj                            6.000   09-01-22  A          3,000          3,079,380      5.85
                                                                                           ------------
                                                                                            353,853,403
                                                                                           ------------
Puerto Rico (5.53%)
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by
the Commonwealth of Puerto Rico                   8.276#  07-01-11  AAA        7,500          8,634,375      7.14
Puerto Rico Highway and
Transportation Auth,
Highway Rev Ref 1996 Ser Z                        6.250   07-01-14  AAA        3,250          3,608,865      5.63
Puerto Rico Ports Auth,
Spec Facil Rev 1996 Ser A American
Airlines Inc Proj                                 6.250   06-01-26  BB+        2,000          2,054,620      6.08
Puerto Rico, Commonwealth of,
GO Pub Imp Ser 1996                               6.500   07-01-15  A          6,000          6,664,920      5.85
                                                                                           ------------
                                                                                             20,962,780
                                                                                           ------------
                                       TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                    (Cost $355,137,906)       (98.81%)     $374,816,183
                                                                             =======       ============


 * Credit Ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc.
   where Standard & Poor's ratings are not available.

** This security has been purchased as a forward commitment -- that is, the Fund has agreed on the trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date.
   The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market value of $1,122,130 of California
   Rural Home Mortgage Finance Auth, Single Family Mtg Rev Ser A Mtg Backed Sec's Prog, 7.55%, 11/01/26,
   has been segregated to cover the forward commitment.

 + The yield is not calculated with guidelines established by the U.S. Securities Exchange Commission.
   Zero coupon yields are at yield to maturity.

 # Represents the rate in effect on February 28, 1997.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------
The California Tax-Free Income Fund invests primarily in securities issued in the state of California and its various political subdivisions. The performance of this Fund is closely tied to the economic conditions within
California and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at February 28, 1997, assigned to the various sector categories.

                                                              MARKET VALUE
                                                             AS A PERCENTAGE
                                                              OF THE FUND'S
SECTOR DISTRIBUTION                                            NET ASSETS:
-------------------                                          ---------------
General Obligation                                               1.76%
Revenue Bonds - Certificates of Participation                   13.36
Revenue Bonds - Education                                        8.58
Revenue Bonds - Electric Power                                   5.84
Revenue Bonds - Health                                          21.60
Revenue Bonds - Housing                                          5.07
Revenue Bonds - Industrial Development Bond                      0.68
Revenue Bonds - Other                                           22.60
Revenue Bonds - Pollution Control Facilities                     1.12
Revenue Bonds - Transportation                                   8.65
Revenue Bonds - Water & Sewer                                    9.55
                                                              -------
     TOTAL TAX-EXEMPT LONG-TERM BONDS                           98.81%
                                                              =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John
Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,860,974 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: December 31, 2001 -- $44,815, December 31, 2002 -- $267,864, December 31, 2003 -- $5,169,717
and December 31, 2004 -- $2,378,578. The unused capital loss carryforward of $44,815 expiring in 2001 was transferred from the John Hancock Tax-Exempt Series Fund -- California Portfolio as of September 15, 1995.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At February 28, 1997, open positions in financial futures contracts were as follows:
                   UNREALIZED
EXPIRATION       OPEN CONTRACTS       POSITION     DEPRECIATION
----------   ----------------------   --------     ------------
JUN 97       25 U.S. Treasury Bonds     LONG         ($14,062)

At February 28, 1997, the Fund has deposited in a segregated account $5,115,000 par value of City of Davis Redevelopment Agency, 7.00%, 09-01-24, to cover margin requirements on open financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

For the period ended February 28, 1997, there were no open written options contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.75% and 1.50% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the period ended February 28, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $141,839. This limitation may be discontinued at any time.

The Fund has an agreement with its custodian bank under which $28,935 of custodian fees have been reduced by balance credits applied during the period ended February 28, 1997. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1997, net sales charges received with regard to sales of Class A shares amounted to $347,103. Out of this amount, $43,518 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $254,870 was paid as sales commissions to unrelated broker-dealers and $48,715 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1997, the contingent deferred sales charge received by JH Funds amounted to $84,961.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has temporarily agreed to limit the distribution and service fees pursuant to the Class B plan to 0.90% of the average daily net assets. Up to a maximum of 0.15% for Class A and 0.25% for Class B of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.
The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,505.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the period ended February 28, 1997, aggregated $29,278,680 and $28,265,484, respectively. There were no purchases or sales of obligations of the U.S. Government and its agencies during the period ended February 28, 1997.

The cost of investments owned at February 28, 1997 for federal income tax purposes was $355,137,906. Gross unrealized appreciation and depreciation of investments aggregated $21,695,864 and $2,017,587 respectively, resulting in net unrealized appreciation of $19,678,277.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of the John Hancock Tax-Exempt Series Fund -- California Portfolio ("JHCP") voted to approve a plan of reorganization between JHCP and the Fund providing for the transfer of substantially all of the assets and liabilities of JHCP to the Fund in exchange solely for Class A shares of the Fund. The acquisition was accounted for as a tax free exchange of 4,164,385 Class A shares of John Hancock California Tax-Free Income Fund for the net assets of JHCP, which amounted to $48,873,637, including $2,253,412 of unrealized appreciation, after the close of business at September 15, 1995.


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock California Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption
"Printed on Recycled Paper."                                530SA 2/97
                                                                  4/97